Exhibit 99.1

NOTICE TO HOLDERS OF

PROS HOLDINGS, INC.

2.250% CONVERTIBLE SENIOR NOTES DUE 2027

OF SUPPLEMENTAL INDENTURE,

FUNDAMENTAL CHANGE, MAKE-WHOLE FUNDAMENTAL CHANGE,

FUNDAMENTAL CHANGE COMPANY NOTICE,

REPURCHASE RIGHT, AND PAYMENT UPON CONVERSION

CUSIP Number: 74346YAG8

This repurchase right expires at 5:00 p.m., New York City time on January 7, 2026.

To the Holders of the 2.250% Convertible Senior Notes due 2027 (the “Notes”) of PROS Holdings, Inc. (the “Company”):

The Company and Wilmington Trust, National Association, a national banking association organized under the laws of the United States, as trustee (the “Trustee”), paying agent (the “Paying Agent”) and conversion agent (the “Conversion Agent”), are parties to that certain Indenture, dated as of September 15, 2020 (as supplemented or otherwise modified, the “Indenture”), concerning the Notes. This Notice is being delivered to the Holders, the Trustee and the Conversion Agent for the Notes pursuant to Sections 14.01(b)(iii), 14.03(b), 14.07 and 15.02 of the Indenture. Capitalized terms used but not otherwise defined in this Notice have the meanings given to them in the Indenture.

The Company entered into an Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”), by and among the Company, Project Portofino Parent, LLC, a Delaware limited liability company (“Parent”), Portofino Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned direct subsidiary of Parent (the “Transaction”). As a result of the Transaction, Parent has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock. The Transaction was consummated on December 9, 2025 (the “Transaction Date”) and constitutes a Fundamental Change and a Make-Whole Fundamental Change under the Indenture.

Supplemental Indenture

In connection with the Transaction, the Trustee and the Company have entered into a supplemental indenture to the Indenture (the “Supplemental Indenture”) pursuant to Sections 10.01(j) and 14.07(a) of the Indenture which provides that from and after the execution of the Supplemental Indenture, the right to convert each $1,000 principal amount of Notes into Common Stock was changed into a right to convert such principal amount of Notes into an amount of cash equal to the Conversion Rate in effect on the Conversion Date (subject to any adjustments under Section 14.03 of the Indenture) multiplied by $23.25, the consideration paid per share of Common Stock in the Transaction. A copy of the Supplemental Indenture is attached hereto as Exhibit A. At the current Conversion Rate of 23.9137 shares of Common Stock per $1,000 principal amount of Notes, upon conversion, each Holder will be entitled to receive $555.99 per $1,000 principal amount of the Notes. From and after the Transaction Date, Holders of Notes do not have the right to convert Notes into shares of Common Stock or other securities of the Company.

Repurchase of the Notes

This Notice also constitutes a Fundamental Change Company Notice and is delivered pursuant to and in accordance with Section 15.02(c) of the Indenture.

The Transaction constitutes a Fundamental Change, giving the Holders of the Notes the right to require the Company to repurchase their Notes, subject to the terms and conditions of the Indenture, on January 8, 2026 (the “Fundamental Change Repurchase Date”). Holders’ option to require the Company to repurchase their Notes expires at 5:00 p.m., New York City time on January 7, 2026 (the “Expiration Time”). Pursuant to the Indenture, the repurchase price for the Notes shall be an amount in cash equal to one hundred percent (100%) of the principal amount of the Notes (or portions thereof), plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date, to be so repurchased (the “Fundamental Change Repurchase Price”).

To exercise the Fundamental Change repurchase right with respect to any Note, the beneficial owner must cause a book-entry transfer of its beneficial interests in such Note to be delivered through the facilities of the Depositary in accordance with its applicable procedures. A beneficial owner of Global Notes that are held of record by a broker, dealer, commercial bank, trust company or other nominee must instruct such broker, dealer, commercial bank, trust company or other nominee to effect the transaction on behalf of such beneficial owner, and to transmit an agent’s message in connection with tenders made through the DTC Automated Tender Offer Program.

Subject to receipt of funds and/or Notes by the Paying Agent appointed by the Company, payment for Notes surrendered for repurchase (and not validly withdrawn prior to the Expiration Time) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02 of the Indenture) and (ii) the time of book-entry transfer or the delivery of such Note to the Paying Agent appointed by the Company by the Holder thereof in the manner required by Section 15.02.

On and after such Fundamental Change Repurchase Date (unless there shall be a Default in the payment of the Fundamental Change Repurchase Price or interest payable as provided in Article 15 of the Indenture), then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price).

The Notes must be surrendered (or transferred by book-entry transfer) and the Fundamental Change Repurchase Notice must be delivered to the Paying Agent at the address specified below to collect payment of the Fundamental Change Repurchase Price:

Wilmington Trust, National Association

Global Capital Markets

1100 North Market Street

Wilmington, DE 19890

Attention: Workflow Management - 5th Floor

A Holder may withdraw its Fundamental Change Repurchase Notice (in whole or in part), which portion must be in principal amounts of $1,000 or a multiple of $1,000, by delivering a properly transmitted withdrawal message to the Depositary at any time prior to the Expiration Time in accordance with the applicable procedures of the Depositary in accordance with Section 15.03 of the Indenture. Notes with respect to which a Fundamental Change Repurchase Notice is given by a Holder may be converted pursuant to Article 14 of the Indenture only if such Fundamental Change Repurchase Notice has been withdrawn in accordance with the preceding sentence or if there shall be a Default in the payment of the Fundamental Change Repurchase Price or interest payable as provided in Article 6 of the Indenture.

Holders that do not elect to require the Company to repurchase their Notes will maintain the right to convert their Notes in accordance with and subject to the terms of the Indenture.

Fundamental Change, Make-Whole Fundamental Change and Payment Upon Conversion

This Notice is also delivered pursuant to and in accordance with Sections 14.01(b)(iii) and 14.03(b) of the Indenture in connection with the occurrence of the Effective Date of a Fundamental Change and Make-Whole Fundamental Change.

Pursuant to Section 14.01(b)(iii) of the Indenture, Notes may be surrendered for conversion pursuant to the terms of the Indenture at any time during the period that begins on the Transaction Date and ends on the related Fundamental Change Repurchase Date. Holders who elect to convert their Notes during such period will receive $555.99 in cash per $1,000.00 principal amount of Notes validly surrendered for conversion.

In addition, the Transaction also constitutes a Make-Whole Fundamental Change resulting in the issuance of Additional Shares upon conversion in connection with such Make-Whole Fundamental Change if certain conditions are met with respect to the Company’s stock price. Pursuant to Section 14.03 of the Indenture, if a Notice of Conversion is received by the Conversion Agent in accordance with the terms of the Indenture at any time during the period that begins on and includes the Transaction Date (which is the Effective Date of the Make-Whole Fundamental Change) and ends on and includes January 7, 2026 (the “Make-Whole Fundamental Change Period”), the converting Holder shall receive Additional Shares in connection with such conversion. However, because the price of Common Stock was less than $31.56 per share on the Effective Date of the Make-Whole Fundamental Change, no Additional Shares shall be added to the Conversion Rate of 23.9137 shares of Common Stock pursuant to Section 14.03(e).

Before any Holder of a Note shall be entitled to convert a Note, such Holder shall comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) of the Indenture. A Note shall be deemed to have been converted immediately prior to 5:00 p.m., New York City time on the date that the Holder has complied with the requirements above.

The right of Holders to convert their Notes is separate from the right to require the Company to repurchase such Holder’s Notes as a result of the Fundamental Change. You should review this Notice carefully and consult with your own financial and tax advisors. You must make your own decision as to whether or not to tender your Notes for repurchase or to exercise your conversion rights (if at all) and, if so, the principal amount of Notes to tender for repurchase or conversion. None of the Company, its Board of Directors, employees, advisors or representatives, the Paying Agent, the Trustee or the Conversion Agent or any other parties are making any representation or recommendation to any Holder as to whether or not to tender for repurchase or convert that Holder’s Notes.

Holders of the Notes should refer to the Indenture for a complete description of conversion and repurchase provisions and direct any questions concerning this notice to the Company.

*

The CUSIP number is included solely for the convenience of the Holders of the Notes. Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness with respect to the Notes or as indicated in this Notice.

Dated: December 9, 2025                    PROS HOLDINGS, INC.

Exhibit A

SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of December 9, 2025 (this “Supplemental Indenture”), by and between PROS Holdings, Inc., a Delaware corporation (the “Company”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of September 15, 2020 (the “Indenture”), pursuant to which the Company issued its 2.250% Convertible Senior Notes due 2027 (the “Notes”);

WHEREAS, the Company is party to that certain Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”), by and among Project Portofino Parent LLC, a Delaware limited liability company (“Parent”), Project Portofino Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and the Company, pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”) and, subject to the terms and conditions contained in the Merger Agreement, each share of common stock of the Company, par value $0.001 per share (“Share”), issued and outstanding prior to the effective time of the Merger will be cancelled and automatically converted into the right to receive $23.25 in cash (the “Merger Consideration”);

WHEREAS, the Merger Consideration is to be paid to each holder of Shares without interest and less any applicable withholding taxes;

WHEREAS, the Merger constitutes a Merger Event, Fundamental Change and a Make-Whole Fundamental Change pursuant to the Indenture;

WHEREAS, in connection with the foregoing, Section 14.07(a) of the Indenture provides that the Company and the Trustee shall enter into a supplemental indenture prior to or at the effective time of the Merger, which shall provide that each Note shall, without the consent of any holders of the Notes as permitted by Section 10.01(j), become convertible solely into Reference Property (as defined below) upon such Merger;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and proportionate benefit of the holders as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture.

ARTICLE II

EFFECT OF MERGER

Section 2.01 Conversion of Notes. In accordance with Sections 10.01(j) and 14.07(a) of the Indenture, as a result of the Merger, from and after the date of this Supplemental Indenture, the right to convert each $1,000 principal amount of Notes into Common Stock shall be changed to a right to convert such principal amount of

Notes into the Merger Consideration that a holder of a number of Shares equal to the Conversion Rate upon such Merger Event would have owned or been entitled to receive (the “Reference Property”), which Reference Property shall be cash in an amount equal to $555.99 per $1,000 principal amount of Notes, in accordance with the Indenture, at any time from, and including, the date that the Merger becomes effective. The provisions of the Indenture, as modified herein, shall continue to apply, mutatis mutandis, to the holders’ right to convert the Notes into the Reference Property. For the avoidance of doubt, from and after the effective time of the Merger, the Holders will not have the right to convert the Notes into Shares or other securities of the Company.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.01 Effectiveness; Construction. This Supplemental Indenture shall become effective upon its execution and delivery by the Company and the Trustee as of the date hereof. Upon such effectiveness, the Indenture shall be supplemented in accordance herewith. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 3.02 Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 3.03 Trustee Matters. The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 3.04 No Third-Party Beneficiaries. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties to the Indenture, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors under the Indenture or the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture, as supplemented hereby.

Section 3.05 Severability. In the event any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 3.06 Headings. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.07 Successors. All agreements of the Company and the Trustee in this Supplemental Indenture shall bind their respective successors and assigns whether so expressed or not.

Section 3.08 Governing Law; Jury Trial Waiver. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO, AND EACH HOLDER OF A SECURITY BY ACCEPTANCE THEREOF, HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

Section 3.09 Counterpart Signatures. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

7

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

PROS HOLDINGS, INC.

By:	/s/ Jeff Cotten
Name: Jeff Cotten
Title: President and Chief Executive Officer

[Signature Page to Supplemental Indenture (2027 Notes) – PROS Holdings, Inc.]

WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee

By:	/s/ Arlene Thelwell
Name: Arlene Thelwell
Title: Vice President

[Signature Page to Supplemental Indenture (2027 Notes) – PROS Holdings, Inc.]